Exhibit 99.2

Carnival Corporation & plc Announces Closing of 5.75% Convertible Senior Notes due 2023

MIAMI, April 6, 2020 /PRNewswire/ — Carnival Corporation & plc (NYSE/LSE: CCL; NYSE: CUK), the world’s largest leisure travel company, today announced that Carnival Corporation (the “Corporation”) has closed its private offering to qualified institutional buyers of $1.95 billion aggregate principal amount of 5.75% convertible senior notes due 2023 (the “Convertible Notes”), including $200 million aggregate principal amount of the Convertible Notes sold pursuant to the partial exercise by the initial purchasers of their option to purchase additional Convertible Notes. The Corporation has granted the initial purchasers of the Convertible Notes an option to purchase on or before April 18, 2020, up to an additional $62.5 million aggregate principal amount of Convertible Notes, after giving effect to the partial exercise of the option described above. The Corporation expects to use the net proceeds from the offering for general corporate purposes.

The Corporation also announced today by separate press release that it has closed its previously announced registered public offering of 71,875,000 shares of common stock of the Corporation at a price of $8.00 per share (including 9,375,000 shares of common stock of the Corporation sold pursuant to the full exercise by the underwriters of their option to purchase additional shares). The closing of the Corporation’s previously announced private offering to eligible purchasers of $4 billion aggregate principal amount of 11.500% first-priority senior secured notes due 2023 is expected to take place on April 8, 2020, subject to customary closing conditions. Nothing contained herein shall constitute an offer to sell or the solicitation of an offer to buy the common stock or the first-priority senior secured notes.

The Convertible Notes were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act. The Convertible Notes and the shares of common stock issuable upon conversion of the Convertible Notes, if any, will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Convertible Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

About Carnival Corporation & plc

Carnival Corporation & plc is the world’s largest leisure travel company with a portfolio of nine of the world’s leading cruise lines. With operations in North America, Australia, Europe and Asia, its portfolio features Carnival Cruise Line, Princess Cruises, Holland America Line, Seabourn, P&O Cruises (Australia), Costa Cruises, AIDA Cruises, P&O Cruises (UK) and Cunard.

Cautionary Note Concerning Factors That May Affect Future Results

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this press release as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this document are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, growth, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

•	Net revenue yields

•	Booking levels

•	Pricing and occupancy

•	Interest, tax and fuel expenses

•	Currency exchange rates
•	Net cruise costs, excluding fuel per available lower berth day

•	Estimates of ship depreciable lives and residual values

•	Goodwill, ship and trademark fair values

•	Liquidity

•	Adjusted earnings per share

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown. These factors include, but are not limited to, the following:

•

COVID-19 has had, and will continue to have, a materially adverse impact on our financial condition and operations, which impacts our ability to obtain acceptable financing to fund any resulting shortfalls in cash from operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), will continue to impact our results, operations, outlooks, plans, goals, growth, reputation, cash flows, liquidity, and stock price

•	World events impacting the ability or desire of people to travel may lead to a decline in demand for cruises

•

Incidents concerning our ships, guests or the cruise vacation industry as well as adverse weather conditions and other natural disasters may impact the satisfaction of our guests and crew and lead to reputational damage

•

Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-corruption, economic sanctions, trade protection and tax may lead to litigation, enforcement actions, fines, penalties, and reputational damage

•

Breaches in data security and lapses in data privacy as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology may adversely impact our business operations, the satisfaction of our guests and crew and lead to reputational damage

•	Ability to recruit, develop and retain qualified shipboard personnel who live away from home for extended periods of time may adversely impact our business operations, guest services and satisfaction

•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs

•	Fluctuations in foreign currency exchange rates may adversely impact our financial results

•	Overcapacity and competition in the cruise and land-based vacation industry may lead to a decline in our cruise sales, pricing and destination options

•	Geographic regions in which we try to expand our business may be slow to develop or ultimately not develop how we expect

•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

SOURCE Carnival Corporation & plc

Roger Frizzell, Carnival Corporation, rfrizzell@carnival.com, (305) 406-7862; Mike Flanagan, LDWW, mike@ldwwgroup.com, (727) 452-4538

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